                                                                       Exhibit 3



                             JOINT FILING AGREEMENT



          This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.01 per share, of Net2Phone, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: August 9, 1999


                                 GE CAPITAL EQUITY INVESTMENTS, INC.


                                 By:      /s/ Michael E. Pralle
                                      -------------------------------------
                                 Name:    Michael E. Pralle
                                 Title:   President


                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By:  /s/ Michael E. Pralle
                                      --------------------------------------
                                 Name:    Michael E. Pralle
                                 Title:   Vice President


                                 GENERAL ELECTRIC CAPITAL SERVICES, INC.


                                 By:  /s/ Michael E. Pralle
                                      --------------------------------------
                                 Name:    Michael E. Pralle
                                 Title:   Attorney-in-Fact
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                            GENERAL ELECTRIC COMPANY


                            By: /s/ Michael E. Pralle
                                ---------------------------------------------
                            Name:    Michael E. Pralle
                            Title:   Attorney-in-Fact


                            NATIONAL BROADCASTING COMPANY, INC.


                            By: /s/ Thomas A. Rogers
                                ---------------------------------------------
                            Name:  Thomas A. Rogers
                            Title: Executive Vice President


                            NATIONAL BROADCASTING COMPANY HOLDING, INC.


                            By: /s/ Thomas A. Rogers
                                ---------------------------------------------
                            Name:  Thomas A. Rogers
                            Title: Executive Vice President


                            SNAP! LLC

                            By: /s/ Andrew P. Hyde
                                ---------------------------------------------
                            Name:  Andrew P. Hyde
                            Title: Chief Financial Officer